UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

SELECTA BIOSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Selecta Biosciences, Inc.

PROXY STATEMENT

Annual Meeting of Stockholders

June 16, 2017
9:00 am (Eastern Time)

SELECTA BIOSCIENCES, INC.
480 ARSENAL WAY
WATERTOWN, MASSACHUSETTS 02472

April 25, 2017
To Our Stockholders:
You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Selecta Biosciences, Inc. (the "Company") to be held on Friday, June 16, 2017 at 9:00 a.m., Eastern Time. We are very pleased that our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SELB. You will also be able to vote your shares electronically at the Annual Meeting.
We will be using the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting online and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement. Please see the section called “Who Can Attend the 2017 Annual Meeting of Stockholders?” on page 3 of the Proxy Statement for more information.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the online Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.
Thank you for your support.

Sincerely,

/s/ Werner Cautreels, Ph.D.
Werner Cautreels, Ph.D.
President, Chief Executive Officer and Chairman of the Board

Table of Contents

Notice of Annual Meeting of Stockholders

Proxy Statement	1
Proposals	1
Recommendations of the Board	2
Information About This Proxy Statement	2

Questions and Answers About the 2017 Annual Meeting of Stockholders	3

Proposals to be Voted On	7
Proposal 1: Election of Directors	7
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	12

Report of the Audit Committee of the Board of Directors	13

Independent Registered Public Accounting Firm Fees and Other Matters	14

Executive Officers	16

Corporate Governance	18
General	18
Board Composition	18
Director Independence	18
Director Candidates	18
Communications from Stockholders	19
Board Leadership Structure and Role in Risk Oversight	19
Annual Board Evaluation	20
Code of Ethics	20
Attendance by Members of the Board of Directors at Meetings	20

Committees of the Board	21
Audit Committee	21
Compensation Committee	22
Nominating and Corporate Governance Committee	22

Executive and Director Compensation	24
Executive Compensation	24
2016 Summary Compensation Table	24
Narrative Disclosure to Compensation Table	24
Outstanding Equity Awards at 2016 Fiscal Year-End	26
Employment Agreements	27
Director Compensation	28
2016 Director Compensation Table	29
Equity Compensation Plan Information	30

Security Ownership of Certain Beneficial Owners and Management	31

Table of Contents continued

Certain Relationships	34

Section 16(a) Beneficial Ownership Reporting Compliance	36

Compensation Committee Interlocks and Insider Participation	37

Stockholders' Proposals	37

Other Matters	37

Solicitation of Proxies	38

Selecta Biosciences, Inc.'s Annual Report on Form 10-K	39

Notice of Annual Meeting of Stockholders
To Be Held Friday, June 16, 2017

SELECTA BIOSCIENCES, INC.
480 ARSENAL WAY
WATERTOWN, MASSACHUSETTS 02472

The Annual Meeting of Stockholders (the “Annual Meeting”) of Selecta Biosciences, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m. Eastern time on Friday, June 16, 2017, by virtual meeting online at www.virtualshareholdermeeting.com/SELB, for the following purposes:

To elect Timothy Springer, Ph.D. and Patrick Zenner as Class I Directors to serve until the 2020 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Common Stock as of the close of business on April 21, 2017 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 480 Arsenal Way, Watertown, MA, 02472 for a period of ten days prior to the Annual Meeting and on the day of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the online Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares electronically at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By order of the Board of Directors,

/s/ David Abraham
David Abraham
Chief Compliance Officer, General Counsel and Corporate Secretary

Watertown, Massachusetts
April 25, 2017

Proxy Statement

SELECTA BIOSCIENCES, INC.
480 ARSENAL WAY
WATERTOWN, MASSACHUSETTS 02472

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Selecta Biosciences, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, June 16, 2017 (the “Annual Meeting”), by virtual meeting online at www.virtualshareholdermeeting/SELB at 9:00 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. Holders of record of shares of Common Stock, $0.0001 par value (“Common Stock”), as of the close of business on April 21, 2017 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 18,581,202 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”) will be released on or about April 25, 2017 to our stockholders on the Record Date.
In this proxy statement, “Selecta”, “Company”, “we”, “us”, and “our” refer to Selecta Biosciences, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 16, 2017
This Proxy Statement and our 2016 Annual Report are available at http://www.proxyvote.com

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

To elect Timothy Springer, Ph.D. and Patrick Zenner as Class I Directors to serve until the 2020 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

 The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the recommendations of the Board of Directors. The Board of Directors recommends that you vote:

FOR the election of Timothy Springer, Ph.D. and Patrick Zenner as Class I Directors; and

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Selecta’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Selecta is making this proxy statement and its 2016 Annual Report available to its stockholders electronically via the Internet. On or about April 25, 2017, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2016 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2016 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and received more than one copy of the Internet Notice, but wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

Questions and Answers about the 2017 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 21, 2017. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 18,581,202 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares electronically at the online Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the 2017 Annual Meeting?

You may attend the online Annual Meeting only if you are a Selecta Stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting/SELB. You also will be able to vote your shares electronically at the Annual Meeting if you are a stockholder of record or have a legal proxy from your bank or brokerage firm.

To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:55 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

WHY A VIRTUAL MEETING?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. Hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting/SELB.

You also will be able to vote your shares electronically at the Annual Meeting if you are a stockholder of record or have a legal proxy from your bank or brokerage firm.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call:

1 855-449-0991 (Toll Free)

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present online or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

We recommend that stockholders vote by proxy even if they plan to participate in the online Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:

•	by Telephone-You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet-You can vote over the Internet at www.virtualshareholdermeeting/SELB by following the instructions on the Internet Notice or proxy card; or

•	by Mail-You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 15, 2017. The Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting/SELB. To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares electronically at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy and to vote at the Annual Meeting in order to vote.

Can I change my vote after I submit my proxy?

Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Corporate Secretary of the Company prior to or at the Annual Meeting; or

•	by voting electronically at the online Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your participating in the online Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote electronically at the online Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically at the online Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your online vote.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

 If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

 We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

 How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld/Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is an abstention and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions have no effect on the ratification of the appointment of Ernst & Young LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the 2017 Annual Meeting of Stockholders?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.

PROPOSALS TO BE VOTED ON - PROPOSAL 1
Election of Directors

At the Annual Meeting, two (2) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2020 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

We currently have nine (9) directors on our Board, including three (3) Class I Directors. Our current Class I Directors are Carl Gordon, Ph.D., who has served on our Board since 2010, Edwin Kania, Jr., who has served on our Board since 2013, and Timothy Springer, Ph.D., who has served on our Board since June 2016. Neither Dr. Gordon nor Mr. Kania has been nominated for re-election as a Class I Director at the Annual Meeting following the end of his current term. The Board has nominated two director candidates for election as Class I Directors at the Annual Meeting: Timothy Springer, Ph.D. and Patrick Zenner. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term currently expires at the 2017 Annual Meeting of Stockholders and whose new term will expire at the 2020 Annual Meeting of Stockholders; Class II, whose term expires at the 2018 Annual Meeting of Stockholders and whose subsequent term will expire at the 2021 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2019 Annual Meeting of Stockholders and whose subsequent term will expire at the 2022 Annual Meeting of Stockholders. The current Class I Directors are Carl Gordon, Ph.D., Edwin Kania, Jr. and Timothy Springer, Ph.D.; the current Class II Directors are Omid Farokhzad, M.D., Amir Nashat, Ph.D. and Aymeric Sallin, M.S.; and the current Class III Directors are Timothy Barabe, Werner Cautreels, Ph.D., and Peter Barton Hutt.

Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two thirds of our outstanding voting stock entitled to vote in the election of directors.

There are no family relationships among any of our executive officers or directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class I Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors, except for director nominee Patrick Zenner. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Ü	The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.

NOMINEES FOR CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2020 ANNUAL MEETING)

The nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Selecta
Timothy A. Springer, Ph.D.	69	2016	Director
Patrick Zenner	70	—	—

The principal occupations and business experience, for at least the past five years, of each Class I nominee for election at the 2017 Annual Meeting are as follows:

TIMOTHY A. SPRINGER, PH.D.	Age	69

Timothy A. Springer, Ph.D., has served as a member of our board of directors since June 2016 and as a scientific advisor to us since December 2008. Since 1989, Dr. Springer has served as the Latham Family Professor at Harvard Medical School. He has also served as Senior Investigator in the Program in Cellular and Molecular Medicine at Boston Children’s Hospital since 2012, and as Professor of Biological Chemistry and Molecular Pharmacology at Harvard Medical School and Professor of Medicine at Boston Children’s Hospital since 2011. Dr. Springer was the Founder of LeukoSite, a biotechnology company acquired by Millennium Pharmaceuticals in 1999. Additionally, he is a founder, investor and board member of Scholar Rock and Morphic Therapeutic. Dr. Springer is a member of the National Academy of Sciences and his honors include the Crafoord Prize, the American Association of Immunologists Meritorious Career Award, the Stratton Medal from the American Society of Hematology, and the Basic Research Prize from the American Heart Association. Dr. Springer received a B.A. from the University of California, Berkeley, and a Ph.D. from Harvard University. Dr. Springer’s extensive knowledge of our business and the nanomedicine field contributed to our board of directors’ conclusion that he should serve as a director of our company.

PATRICK ZENNER	Age	70

Patrick Zenner served as President and Chief Executive Officer of Hoffmann-La Roche Inc., North America-the prescription drug unit of the Roche Group, a leading research-based healthcare enterprise- from 1993 to 2001. Prior to his retirement, Mr. Zenner spent 32 years at Roche, joining the company as a sales representative in 1969. Mr. Zenner currently serves as Chairman of the Board and a director of both ArQule, Inc. and West Pharmaceutical Services, Inc. Previously, Mr. Zenner served as a director of Par Pharmaceuticals. Mr. Zenner received his B.S.B.A. from Creighton University and his M.B.A. from Fairleigh Dickinson University. We believe Mr. Zenner's extensive experience and expertise in the pharmaceutical industry qualifies him to serve on our board of directors.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2018 ANNUAL MEETING)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Selecta
Omid Farokhzad, M.D.	48	2007	Director
Amir Nashat, Ph.D.	44	2008	Director
Aymeric Sallin, M.S.	43	2008	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

OMID FAROKHZAD, M.D.	Age	48

Omid Farokhzad, M.D., is one of our co-founders and has served as a member of our board of directors since 2007. Dr. Farokhzad is an Associate Professor at Harvard Medical School, or HMS and a physician-scientist in the Department of Anesthesiology at Brigham and Women’s Hospital, or BWH, positions he has held since 2004. Dr. Farokhzad directs the Laboratory of Nanomedicine and Biomaterials at BWH. Prior to joining the HMS faculty, Dr. Farokhzad completed his postgraduate clinical and postdoctoral research trainings, respectively, at BWH/HMS and MIT. In 2016, he was among the recipients of the Ellis Island Medal of Honor for his scientific, societal, and economic contributions to America as an immigrant. Dr. Farokhzad was elected to the College of the Fellows of the American Institute of Medical and Biological Engineering. He is the recipient of the 2013 RUSNANOPRIZE. Dr. Farokhzad has been directly involved in the launch and development of four biotechnology companies and, on occasion, has assumed additional roles in support of management. Dr. Farokhzad currently serves on the Board of Directors of Tarveda Therapeutics and Placon Therapeutics. From 2006 to 2014, Dr. Farokhzad served on the Board of Directors of BIND Therapeutics, Inc. He received his M.D. and M.A. from Boston University School of Medicine, and his M.B.A. from MIT. Dr. Farokhzad’s extensive knowledge of our business and the nanomedicine field and his medical training contributed to our board of directors’ conclusion that he should serve as a director of our company.

AMIR NASHAT, PH.D.	Age	44

Amir Nashat, Ph.D., has served as a member of our board of directors since 2008. Dr. Nashat has been a Managing General Partner at Polaris Venture Partners, a venture capital firm, since 2009 and focuses on investments in the life sciences. He currently serves on the board of directors of Fate Therapeutics, Inc., aTyr Pharma, Inc., Syros Pharmaceuticals and several private companies. Dr. Nashat has also served as a director of Receptos, Inc., BIND Therapeutics, Inc., as well as Adnexus Therapeutics, Inc. (acquired by Bristol-Myers Squibb Company) and other private companies. Dr. Nashat completed his Ph.D. as a Hertz Fellow in Chemical Engineering at MIT with a minor in biology. Dr. Nashat earned both his M.S. and B.S. in materials science and mechanical engineering at the University of California, Berkeley. Dr. Nashat’s extensive experience as a venture capitalist and board member to numerous companies in the biotechnology industry contributed to our board of directors’ conclusion that he should serve as a director of our company.

AYMERIC SALLIN, M.S.	Age	43

Aymeric Sallin, M.S., has served as a member of our board of directors since 2008. Mr. Sallin has served as the Chief Executive Officer of NanoDimension, a venture capital firm, since 2002 and is the founder of that firm. Since 2014, Mr. Sallin has served as a strategic advisory board member of the École Polytechnique Fédérale de Lausanne, or EPFL. Since 2002, Mr. Sallin has worked to promote nanotechnology around the world, and has received the NSTI Fellow Award and 2012 EPFL Alumni award for his contribution to the field of nanotechnology. Mr. Sallin has worked to generate and close investments of hundreds of millions of dollars into several of NanoDimension’s portfolio companies. He currently serves as a board member of View, Inc., CROCUS Technology and Tarveda Therapeutics. Mr. Sallin is also a member of the Swiss Academy of Engineering Science. Mr. Sallin received his Masters in Physical Engineering from EPFL in Lausanne, Switzerland. Mr. Sallin's extensive knowledge of our business and the nanomedicine field contributed to our board of directors’ conclusion that he should serve as a director of our company.

CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2019 ANNUAL MEETING)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Selecta
Timothy C. Barabe	64	2016	Director
Werner Cautreels, Ph.D.	64	2010	President, Chief Executive Officer and Chairman of the Board
Peter Barton Hutt, LL.B., LL.M.	82	2016	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

TIMOTHY C. BARABE	Age	64

Timothy C. Barabe joined our board of directors in July 2016. Mr. Barabe also serves on the boards of ArQule, Inc., Veeva Systems Inc., Opexa Therapeutics, Inc. as well as Vigilant Biosciences, Inc., a private company. Mr. Barabe retired in June 2013 from his position as Executive Vice President and Chief Financial Officer of Affymetrix, Inc. Previously, from July 2006 until March 2010, he was Senior Vice President and Chief Financial Officer of Human Genome Sciences, Inc. From 2004 to 2006, he served as Chief Financial Officer of Regent Medical Limited, a U.K.-based, privately owned, surgical supply company. Mr. Barabe served with Novartis AG from 1982 through August 2004 in a succession of senior executive positions in finance and general management, most recently as the Chief Financial Officer of Sandoz GmbH, the generic pharmaceutical subsidiary of Novartis. Mr. Barabe received his B.B.A. degree from the University of Massachusetts (Amherst) and his M.B.A. degree from the University of Chicago. Mr. Barabe’s experience as a senior financial executive of life sciences companies and knowledge of the pharmaceutical and biotech industries contributed to our board of directors’ conclusion that he should serve as a director of our company.

WERNER CAUTREELS, PH.D.	Age	64

Werner Cautreels, Ph.D., has served as our President, Chief Executive Officer and member of our board of directors since July 2010. Prior to joining Selecta, Dr. Cautreels was Chief Executive Officer of Solvay Pharmaceuticals, the pharmaceuticals division of the Solvay Group, in Brussels, Belgium, from 2005 until Solvay Pharmaceuticals was acquired by Abbott Laboratories in February 2010. Before becoming the CEO of Solvay Pharmaceuticals, Dr. Cautreels was their Global Head of R&D from 1998. Prior to joining Solvay, he was employed by Sanofi, Sterling-Winthrop from 1979 to 1994, and Nycomed-Amersham from 1994 to 1998 in a variety of R&D management positions in Europe and in the United States. Dr. Cautreels was a director of Innogenetics NV in Gent, Belgium and ArQule Inc., in Woburn, Massachusetts from 1999 to 2006. He also served on the Board of Directors of Seres Therapeutics, Inc. from 2013 to 2016. He currently serves as a director of Galapagos NV, in Mechelen, Belgium. He was the President of the Belgian-Luxemburg Chamber of Commerce for Russia and Belarus until June 2010. Dr. Cautreels received his Ph.D. in Chemistry, specializing in Mass Spectrometry, from the University of Antwerp (Antwerp, Belgium), and his financial and business training from the Advanced Management Program at Harvard Business School.

PETER BARTON HUTT, LL.B., LL.M.	Age	82

Peter Barton Hutt, LL.B., LL.M., has served as a member of our board of directors since 2010. Mr. Hutt is a senior counsel in the Washington, D.C. law firm of Covington & Burling specializing in food and drug law. Mr. Hutt began his law practice with the firm in 1960 and, except for his four years in the government, has continued at the firm ever since. Mr. Hutt served as Chief Counsel for the FDA during 1971 to 1975. Since 1994 he has taught a course on Food and Drug Law at Harvard Law School. Mr. Hutt serves on the board of directors of Seres Therapeutics, Inc., Xoma Corp., Concert Pharmaceuticals, Inc., Flex Pharma, Inc. and Q Therapeutics, Inc. From 2008 to 2016, Mr. Hutt served on the board of directors of BIND Therapeutics, Inc., from 2009 to 2015 he served on the board of directors of DBV Technologies, from 2001 to 2014 he served on the board of Momenta Pharmaceuticals, Inc., from 2008 to 2011, he served on the board of Celera Corp and from 2002 to 2012 he served on the board of ISTA Pharmaceuticals, Inc. Mr. Hutt received his B.A. from Yale University, his LL.B. from Harvard Law School and his LL.M. from New York University. Mr. Hutt’s extensive knowledge of and experience with food and drug law and his service on numerous boards of directors in the biotechnology and pharmaceutical industries contributed to our board of directors’ conclusion that he should serve as a director of our company.

PROPOSAL 2
Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2016. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2018. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Ü	The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2016 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Selecta Biosciences, Inc. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SELECTA BIOSCIENCES INC.

Edwin Kania, Jr. (Chair)

Timothy C. Barabe

Carl Gordon, Ph.D.

Amir Nashat, Ph.D.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2016	2015
Audit Fees	$1,043,391	$837,629
Audit-Related Fees	1,885	1,995
Tax Fees	17,150	16,500
All Other Fees	—	—
Total Fees	$1,062,426	$856,124

AUDIT FEE

Audit fees consist of fees billed for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements, including the registration statement for our initial public offering. There are $562,500 of fees included in the 2015 audit fees in connection with our initial public offering in June 2016. Included in the 2016 audit fees is $508,421 of fees billed in connection with our initial public offering in June 2016.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are traditionally performed by an independent registered public accounting firm, including special procedures required to meet certain regulatory requirements.

TAX FEES

Tax fees consist of fees for professional services, including tax consulting and compliance performed by Ernst & Young LLP. A total of $17,150 and $16,500 of fees were billed for tax preparation services in 2016 and 2015, respectively.

ALL OTHER FEES

All other fees are those associated with services not captured in the other categories. We did not incur any such fees in 2016 or 2015.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The

Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. All of the services provided by Ernst & Young LLP during 2016 were pre-approved.

Executive Officers

 The following table identifies our current executive officers:

Name	Age	Position(s)
Werner Cautreels, Ph.D. [1]	64	President, Chief Executive Officer and Chairman of the Board
Lloyd Johnston, Ph.D. [2]	49	Chief Operating Officer and Senior Vice President, Research and Development
Takashi Kei Kishimoto, Ph.D. [3]	57	Chief Scientific Officer
Peter Keller, M.Sci. [4]	46	Chief Business Officer
David Abraham [5]	51	Chief Compliance Officer, General Counsel and Corporate Secretary
Earl Sands, M.D. [6]	59	Chief Medical Officer
David Siewers [7]	63	Chief Financial Officer and Treasurer

1 See biography on page 10 of this proxy statement.

2 Lloyd Johnston, Ph.D., has served as our Chief Operating Officer and Senior Vice President, Research and Development since January 2014. Dr. Johnston served as Selecta’s Senior Vice President of Pharmaceutical Research, Development and Operations from 2011 to 2013 and Vice President of Pharmaceutical Research from July 2008 to 2011. Prior to joining Selecta, Dr. Johnston was Vice President of Operations for Alkermes, Inc. from 2004 to 2008, and served in several roles, including Director of Manufacturing, from 1999 to 2004, with responsibility for process development, scale-up, and clinical manufacturing for pulmonary and sustained release injectable products, as well as leadership of Alkermes’ manufacturing facility in Chelsea, MA. At Alkermes, Dr. Johnston was also a project leader and member of Steering Committees for numerous products through various stages of development from Phase 1 through registration. Dr. Johnston was an original member of Advanced Inhalation Research Inc., or AIR, a private company formed in 1998 and acquired by Alkermes in 1999. Prior to joining AIR, Dr. Johnston was a lecturer in the Department of Chemical Engineering at the University of New South Wales in Sydney, Australia. He received his B.Sc. in Chemical Engineering from Queen’s University in Ontario, Canada, and his M.S. and Ph.D. in Chemical Engineering from MIT.

3 Takashi Kei Kishimoto, Ph.D., has served as our Chief Scientific Officer since June 2011. Prior to joining Selecta, Dr. Kishimoto was Vice President of Discovery Research at Momenta Pharmaceuticals, Inc., where he served in several leadership positions from March 2006 to June 2011 and led a multidisciplinary team in advancing both novel and complex generic products for inflammation, oncology, and cardiovascular disease. He served as Senior Director of Inflammation Research at Millennium Pharmaceuticals, Inc. from 1999 to 2006, where he provided the scientific leadership for four programs in clinical development, and as an Associate Director of Research at Boehringer Ingelheim Pharmaceuticals. Dr. Kishimoto has published over 50 peer-reviewed articles in scientific journals, including Nature, Science, Cell and the New England Journal of Medicine. Dr. Kishimoto received his B.A. from New College of the University of South Florida and his Ph.D. in Immunology from Harvard University.

4 Peter Keller, M.Sci., has served as our Chief Business Officer since he joined Selecta from Abbott Laboratories in February 2011. After the acquisition of Solvay Pharmaceuticals in February 2010 by Abbott Laboratories, he led the integration process for five R&D and manufacturing facilities in Europe. Before the acquisition, Mr. Keller was Vice President, Head of Mergers & Acquisitions and Alliance Management at Solvay Pharmaceuticals from March 2007 to February 2010, where he negotiated license and acquisition agreements in various therapeutic areas such as vaccines, neurology, and cardiology. He was the lead negotiator for the $1.5 billion fenofibrate alliance between Solvay Pharmaceuticals and Abbott Laboratories and instrumental in the $6.2 billion acquisition of Solvay Pharmaceuticals by Abbott Laboratories. Mr. Keller previously worked in management consulting at McKinsey & Company from October 2000 to February 2007 and Simon Kucher & Partners from July 1998 to September 2000. Mr. Keller received his M.Sci. in Industrial Engineering and Management from the Technical University of Karlsruhe in Karlsruhe, Germany.

5 David Abraham has served as our General Counsel and Corporate Secretary since he joined Selecta in May 2011. Mr. Abraham has also served as our Chief Compliance Officer since June 2016. From January 2009 to April 2011, Mr. Abraham was a member of Innovation Legal Group, a boutique intellectual property law firm. From August 2006 to December 2008, Mr. Abraham was Executive Director for Patents at Durect Corporation, a small-cap specialty pharmaceutical company. From February 2004 to August 2006, he was Senior Patent Counsel for ALZA Corporation, or ALZA, a Johnson & Johnson company. Prior to working at Durect and ALZA, Mr. Abraham was employed by the law firms of Wilson Sonsini Goodrich and Rosati, and Finnegan Henderson Farabow Garrett and Dunner. Mr. Abraham also was a Patent Examiner at the USPTO. Mr. Abraham received his B.S. in Chemical Engineering from the University of Rochester and his J.D. from the George Washington School of Law.

6 Earl Sands, M.D., has served as our Chief Medical Officer since July 2015. From July 2014 to May 2015, Dr. Sands served as the Chief Medical Officer of Targacept, Inc., now part of Catalyst Biosciences, a biopharmaceutical company focused on protease therapeutic agents, where he was responsible for providing strategic and scientific input on intellectual property matters and in-licensing opportunities. From 2013 to 2014, Dr. Sands was the Chief Medical Officer of Plasma Surgical, Inc., a developer of surgical and therapeutic applications, where he was responsible for strategic integrated clinical development plans and execution. From 2011 to 2013, Dr. Sands served as President of Alpha Med Solutions, LLC, a consulting firm. From 2003 to 2011, Dr. Sands served in various capacities at Solvay Pharmaceuticals, both prior to and following the acquisition by Abbott Laboratories, including Executive Vice President, Market Access, from 2008 to 2011, Senior Vice President of R&D and acting Chief Medical Officer from 2006 to 2008, and Director of Women’s Health from 2003 to 2006. Previously, Dr. Sands served as Senior Regional Medical Director, Professional and Scientific Relations, at Procter & Gamble Pharmaceuticals, was a founding partner and medical director at Innovation in Medical Education and Training, was a Managing Partner of Women’s Health Care, PC and was Chairman of the OB/GYN department at Pottstown Memorial Medical Center in Pottstown, Pennsylvania. Dr. Sands received his B.A. in Premedical Sciences from Lehigh University and his M.D. from Hahnemann University School of Medicine.

7 David Siewers has served as our Chief Financial Officer since September 2009. Mr. Siewers has also served as our Treasurer since July 2010. Mr. Siewers has 30 years of experience in financial management, financial systems design and implementation, equity and debt financing and mergers and acquisitions. Prior to joining Selecta, Mr. Siewers was an independent consultant from 2002 to 2009, providing strategic guidance and tactical implementation of accounting systems, management and regulatory reporting, internal controls, profitability and cost analysis to an array of clients ranging from startups to mid-level companies. Previously, Mr. Siewers held various positions in the financial services industry, including Senior Vice President and Divisional Chief Financial Officer roles within Fleet Financial Group and Senior Vice President of Putnam Investments. Mr. Siewers received his B.S. in Accounting from Marietta College and received his CPA in 1978 while working at KPMG.

None of our executive officers is related to any other executive officer or to any of our directors.

Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors & Media” page of our website located at www.selectabiosciences.com, or by writing to our Corporate Secretary at our offices at 480 Arsenal Way, Watertown, MA 02472.

BOARD COMPOSITION

Our Board of Directors currently consists of nine members: Werner Cautreels, Ph.D., Timothy Barabe, Omid Farokhzad, M.D., Carl Gordon, Ph.D., Peter Barton Hutt, Edwin Kania, Jr., Amir Nashat, Ph.D., Aymeric Sallin, M.S. and Timothy Springer, Ph.D. As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

DIRECTOR INDEPENDENCE

All of our directors and Class I director nominees, other than Werner Cautreels, Ph.D. and Omid Farokhzad, M.D., qualify as “independent” in accordance with the listing requirements of The NASDAQ Global Select Market (“NASDAQ”). The NASDAQ independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Dr. Cautreels is not independent because he is the President and Chief Executive Officer of Selecta. Dr. Farokhzad is not independent because he receives consulting fees under the terms of a consulting agreement with Selecta. There are no family relationships among any of our directors or executive officers.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as a director. Patrick Zenner, a Class I Director nominee, was recommended by our Chief Executive Officer.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Selecta Biosciences, Inc., 480 Arsenal Way, Watertown, MA 02472. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Corporate Secretary, Selecta Biosciences, Inc., 480 Arsenal Way, Watertown, MA 02472.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. At the current time, Werner Cautreels, Ph.D., our President and Chief Executive Officer, serves as Chairman of the Board. Our Board of Directors has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our company and its shareholders at this time because it promotes unified leadership by Dr. Cautreels and allows for a single, clear focus for management to execute the Company’s strategy and business plans. If the Chairman of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a Lead Director. Since our Chairman of the Board is a member of management, the independent directors elected Amir Nashat, Ph.D., as the Lead Director. The Lead Director’s responsibilities include, but are not limited to, presiding over all meetings of the Board of Directors at which the Chairman of the Board is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chairman of the Board. Our Board of Directors is comprised of individuals with extensive experience with the biotechnology and pharmaceutical industries and, with the exception of Drs. Cautreels and Farokhzad, is comprised of directors who meet the independence standards of NASDAQ. For these reasons and because of the strong leadership of Dr. Cautreels as Chairman of the Board and Chief Executive Officer and the counterbalancing role of the Lead Director, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of the Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

ANNUAL BOARD EVALUATION

Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to oversee an annual assessment of the Board and its committees.

CODE OF ETHICS

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.selectabiosciences.com. In addition, we intend to post on our website all disclosures that are required by law or the rules of NASDAQ concerning any amendments to, or waivers from, any provision of the code.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were eight meetings of the Board of Directors during the fiscal year ended December 31, 2016. Our independent directors also had regularly scheduled executive sessions. During the fiscal year ended December 31, 2016, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which the Director served during the period in which he served as a director, except for Dr. Springer, who attended 66% of the applicable meetings, and Dr. Nashat, who attended 69% of the applicable meetings.

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

Committees of the Board

Our Board has established three standing committees--Audit, Compensation and Nominating and Corporate Governance--each of which operates under a written charter that has been approved by our Board. Except for Omid Farokhzad, M.D., all of the members of each of the Board’s three standing committees are independent as defined under the NASDAQ rules. Our Board of Directors has determined that Timothy Barabe, Carl Gordon, Ph.D., Edwin Kania, Jr. and Amir Nashat, Ph.D., meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. All members of the Compensation Committee meet the heightened standard for independence specific to members of a compensation committee under the NASDAQ rules. Except for Omid Farokhzad, M.D., all members of the Nominating and Corporate Governance Committee are independent under the NASDAQ rules. Within one year of our listing on The NASDAQ Global Market, we expect that Dr. Farokhzad will have resigned from our Nominating and Corporate Governance Committee and that any new director added to the Nominating and Corporate Governance Committee will be independent under the applicable NASDAQ rules.

The members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Timothy C. Barabe	X
Peter Barton Hutt		Chair
Omid Farokhzad, M.D.			X
Carl Gordon, Ph.D.	X
Edwin M. Kania, Jr.	Chair	X
Amir Nashat, Ph.D.	X		Chair
Aymeric Sallin, M.S.		X
Timothy A. Springer, Ph.D.			X

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by the SEC rules (which is included on page 13 of this proxy statement).

The members of the Audit Committee are Timothy Barabe, Carl Gordon, Ph.D., Edwin Kania, Jr. and Amir Nashat, Ph.D. Mr. Kania serves as the Chairperson of the committee. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of NASDAQ. Our Board of Directors has determined that each of Mr. Barabe and Mr. Kania is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee met twice in 2016.

COMPENSATION COMMITTEE

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	determining our CEO’s compensation;

•	reviewing and approving, or making recommendations to our board with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our board of directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if required; and

•	preparing the annual compensation committee report, if required by SEC rules.

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter, which is available on our website at www.selectabiosciences.com. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

In 2016, the Compensation Committee engaged Radford (“Radford”), a compensation consulting firm, to assess and make recommendations with respect to the amount and types of compensation to provide our executives and directors. Radford reported directly to the Compensation Committee; however, our Chief Executive Officer consulted with Radford with respect to its assessments of the compensation of executive officers other than the Chief Executive Officer. The Compensation Committee reviewed compensation assessments provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss compensation of our executive officers, including the Chief Executive Officer, and to receive input and advice. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Radford and does not believe Radford’s work in 2016 raised a conflict of interest.

The members of our Compensation Committee are Peter Barton Hutt, Edwin Kania, Jr. and Aymeric Sallin, M.S. Peter Barton Hutt serves as Chairperson of the committee. Our board of directors has determined that each of Mr. Hutt, Mr. Kania and Mr. Sallin is independent under the applicable SEC and NASDAQ rules, is a “non‑employee director” as defined in Rule 16b‑3 promulgated under the Exchange Act.

The Compensation Committee met twice during 2016.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to our board of directors the persons to be nominated for election as directors and to each board committee;

•	reviewing and making recommendations to our board of directors with respect to management succession planning;

•	developing and recommending to our board of directors corporate governance principles; and

•	overseeing an annual evaluation of our board of directors.

The members of our Nominating and Corporate Governance Committee are Omid Farokhzad, M.D., Amir Nashat, Ph.D. and Timothy Springer, Ph.D. Dr. Nashat serves as the Chairperson of the committee. Our board of directors has determined that Dr. Nashat and Dr. Springer are independent under the applicable NASDAQ rules. Under the applicable NASDAQ rules, we are permitted to phase-in our compliance with the independent nominating and corporate governance committee requirements of NASDAQ as follows: (1) one independent member at the time of listing, (2) a majority of independent members within 90 days of listing and (3) all independent members within one year of listing. Within one year of our listing on The NASDAQ Global Market, we expect that Dr. Farokhzad will have resigned from our Nominating and Corporate Governance Committee and that any new director added to the Nominating and Corporate Governance Committee will be independent under the applicable NASDAQ rules.

The Nominating and Corporate Governance Committee met once in 2016.

Executive and Director Compensation

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program offered to our named executive officers identified below. For 2016, our named executive officers were:

•Werner Cautreels, Ph.D., President and Chief Executive Officer;
•Earl Sands, M.D., Chief Medical Officer; and
•Peter Keller, M. Sci., Chief Business Officer.

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, or JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.

2016 SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Option awards ($)(2)	Non-equity incentive plan compensation ($)(3)	All other compensation ($)(4)	Total ($)
Werner Cautreels, Ph.D. [1]	2016	425,000	1,286,295	258,000	—	1,969,295
President and Chief Executive Officer	2015	400,000	568,798	130,000	—	1,098,798
Earl Sands, M.D	2016	300,000	649,401	115,000	44,240	1,108,641
Chief Medical Officer	2015	143,231	388,147	40,000	22,847	594,225
Peter Keller, M.Sci.	2016	290,000	415,194	142,000	3,400	850,594
Chief Business Officer	2015	275,000	72,856	75,000	3,400	426,256

(1)	Dr. Cautreels also serve as Chairman of our board of directors but receives no additional compensation for this service.

(2)
Represents the aggregate grant date fair value of stock options computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For a description of the assumptions used in valuing these awards, see Note 12 to our consolidated audited financial statements included in our 2016 Annual Report.

(3)	Represents amounts earned under our annual performance based bonus program. For additional information, see “Performance Bonuses” below.

(4)
For Dr. Sands, the amount represents $3,400 in our company’s matching contributions to his 401(k) plan account and $40,840 in reimbursements for expenses incurred in 2016 for travel between his home in Georgia and our offices in Massachusetts. For Mr. Keller, the 2016 amount represents our company’s matching contributions to 401(k) plan accounts.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

The primary elements of compensation for our named executive officers are base salary, annual performance bonuses and equity-based compensation awards. The named executive officers also participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis.

Base Salaries

We pay our named executive officers a base salary to compensate them for the satisfactory performance of services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent and were originally established in each named executive officer’s employment agreement.

In early 2016, our board of directors approved increases in the annual base salaries of our named executive officers. Dr. Cautreels’ base salary was increased from $400,000 to $425,000, Dr. Sands’ base salary was increased from $280,000 to $300,000 and Mr. Keller’s base salary was increased from $275,000 to $290,000.

In early 2017, the compensation committee of our board of directors, or the Compensation Committee, approved an increase in Dr. Cautreels, Dr. Sands and Mr. Keller in the amount of $35,000, $30,000 and $40,000 respectively. Following this increase, Dr. Cautreels' annual base salary is $460,000, Dr. Sands' annual base salary is $330,000 and Mr. Keller’s annual base salary is $330,000.

Performance Bonuses

Our named executive officers have the opportunity to earn annual performance bonuses based on the achievement of short-term We offer our named executive officers the opportunity to earn annual cash bonuses to compensate them for attaining short-term company and individual performance goals. Each named executive officer has an annual target bonus that that is expressed as a percentage of his annual base salary. In May 2016, our board of director approved increases to each named executive officer’s target bonus amount, effective upon the closing of our initial public offering. The 2016 target bonus percentage for Dr. Cautreels was increased from 25% to 45% of his base salary and for our other named executive officers, from 25% to 35% of their respective base salaries.

Our Compensation Committee, based upon the recommendation of our chief executive officer, establishes company performance goals each year and, at the completion of the year, determines actual bonus payouts after assessing company performance against these goals and each named executive officer’s individual performance and contributions to the company’s achievements. The 2016 company performance goals were based on completing our Initial Public Offering, completing the Phase 1 a/b clinical trial for SEL-212, initiating our Phase 2 clinical trial of SEL-212 and executing a significant business deal.

The actual cash bonuses earned by our named executive officers for 2016 and 2015 are reported under the “Non-equity incentive award” column of the 2016 and 2015 Summary Compensation Table above.

Equity Compensation

We grant stock options to our named executive officers as the long-term incentive component of their compensation. We have historically granted stock options to named executive officers when they commenced employment with us and have from time to time thereafter made additional grants as, and when, our board of directors determined appropriate to reward, retain or encourage particular named executive officers.
In connection with our initial public offering, we adopted and our stockholders approved a 2016 Incentive Award Plan (the “2016 Plan”) to facilitate the grant of cash and equity incentives to our directors, employees (including our named executive officers) and consultants and to enable our company to obtain and retain the services of these individuals, which we believe is essential to our long-term success. Following the effective date of our 2016 Plan, we stopped making grants under our 2008 Stock Incentive Plan (the “2008 Plan”). However, the 2008 Plan continues to govern the terms and conditions of the outstanding awards granted under it.

Our stock options have an exercise price at least equal to the fair market value of our common stock on the date of grant, as determined by our board of directors, and vest as to 25% of the underlying shares on the first anniversary of the date of grant and in equal monthly installments over the following 36 months, subject to the holder’s continued employment with us and potential accelerated vesting in certain circumstances, including as described below for our named executive officers in the section titled “Potential payments upon a change in control.” From time to time, our board of directors may also construct alternate vesting schedules as it determines are appropriate to motivate particular employees. Our stock options may be intended to qualify as incentive stock options under the Code. The 2008 Plan, generally permits “early exercise” of any unvested portion of an option in exchange for shares of restricted stock subject to the same vesting schedule as the stock option. Options granted under the 2016 Plan to date do not currently allow “early exercise” of the unvested portion.

We granted stock options in the following amounts to our named executive officers during 2016:

Named executive officer	Incentive Plan	Options Granted (#)
Werner Cautreels, Ph.D.	2008 Plan	—
	2016 Plan	115,384
Earl Sands, M.D.	2008 Plan	10,256
	2016 Plan	53,999
Peter Keller, M.Sci.	2008 Plan	15,383
	2016 Plan	30,841

These options were granted with exercise prices equal to the fair market value on the date of grant, as determined by our board of directors, and are subject to our standard vesting schedule described above.

Retirement, Health, Welfare and Additional Benefits

Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts, long-term care benefits, and short- and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.

We sponsor a 401(k) defined contribution plan in which our named executive officers may participate, subject to limits imposed by the Code, to the same extent as our other full-time employees. Currently, we match 50% of contributions made by participants in the 401(k) plan up to a maximum company match of $3,400 per year. All matching contributions are subject to vesting at the rate of 25% per year of service.

The following table sets forth information regarding outstanding stock options held by our named executive officers as of December 31, 2016.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR END

	Option Awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable(1)		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of securities that have not vested (#)	Market value of securities that have not vested ($)
Werner Cautreels, Ph.D.	—		115,384	14.00	6/20/2026	—	—
	123,076	(2)	—	6.40	12/4/2025	—	—
	57,692	(2)	—	8.97	4/7/2024	—	—
	16,613	(3)	—	2.77	6/13/2023	—	—
	41,025	(3)	—	3.44	3/29/2022	—	—
Earl Sands, M.D.	—		53,999	14.00	6/20/2026	—	—
	10,256	(2)	—	7.02	3/8/2026	—	—
	102,563	(2)	—	9.36	9/7/2025	—	—
Peter Keller, M.Sci.	—		30,841	14.00	6/20/2026	—	—
	15,383	(2)	—	7.02	3/8/2026	—	—
	10,256	(2)	—	9.36	2/20/2025	—	—
	8,461	(2)	—	8.97	4/7/2024	—	—
	2,564	(2)	—	2.77	6/13/2023	—	—
	94,183	(3)	—	0.63	2/16/2021	—	—

(1)
All stock options issued under the 2008 Plan and held by our named executive officers, whether vested or unvested, are immediately exercisable on the date of grant. Shares purchased upon exercise of an unvested option become restricted stock and are subject to our right of repurchase in the event the option holder's service with us terminates prior to the date the shares vest for a purchase price equal to the exercise price paid for the shares.

(2)
The option vests as to 25% of the total shares underlying the option on the first anniversary of the vesting commencement date and in equal monthly installments over the ensuing 36 months, subject to the holder's continued employment with us through the applicable vesting date and potential accelerated vesting in the event of a termination without cause or resignation for good reason within 12 months following a change in control.

(3)	All shares underlying the option are fully vested.

EMPLOYMENT AGREEMENTS

In connection with our initial public offering, we entered into new employment agreements with each of our named executive officers, effective June 6, 2016.

The agreements entitle our named executives officers to receive annual base salaries and target bonus opportunities, the current amounts of which are described above under the headings "Base salaries” and “Performance bonuses."

If we terminate Dr. Cautreels, Dr. Sands or Mr. Keller without "cause" or he resigns for "good reason," subject to his timely executing a release of claims in our favor and continued compliance with a separate restrictive covenant agreement, he is entitled to receive (i) base salary continuation for a period of 12 months, (ii) a prorated portion of the annual bonus he would otherwise have earned for the year of termination, based on actual performance for the full year (or based on his target bonus if such termination occurs during the first quarter of the calendar year), and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months. If such termination occurs within the 12 months following or the 60 days preceding a change in control, each named executive officer would be entitled to receive, in addition to the foregoing payments and benefits, accelerated vesting of such named executive officer's outstanding unvested company equity awards that vest solely based on the passage of time. The company must provide a named executive officer 30 days' notice, or pay in lieu of notice, in the event we terminate such named executive officer for any reason other than "cause".

For purposes of the new employment agreements, "cause" generally means, subject to applicable cure rights, the named executive officer's (i) commission of, or indictment or conviction of, any felony or any crime involving dishonesty; (ii) participation in any fraud against the company; (iii) intentional damage to any company property; (iv) misconduct which materially and adversely reflects upon the business, operations, or reputation of the company; or (v) breach of any material provision of the employment agreement or any other written agreement with the company. "Good reason" generally means, subject to the company's cure rights, the occurrence of any of the following, without the named executive officer's written consent (i) a material reduction in his base salary or target bonus opportunity; (ii) a material diminution in his authority, title, duties or areas of responsibility; (iii) the requirement that he report to someone other than the board of directors with respect to Dr. Cautreels or the chief executive officer with respect to Dr. Sands and Mr. Keller; (iv) the relocation of his primary office to a location more than 40 miles from the Boston metropolitan area; or (v) a material breach by the company of the employment agreement or any other written agreement with the named executive officer.

Pursuant to his employment agreement, Mr. Keller is also entitled to reimbursement for the cost of roundtrip airfare incurred for travel to visit his children not more than once per calendar month during the term of the agreement.

We also entered into non-disclosure, non-competition and assignment of intellectual property agreements with the named executive officers pursuant to which each of Drs. Cautreels, Sands and Mr. Keller agree to refrain from engaging in direct competition with us or soliciting our employees, in each case, while employed and following his termination of employment for any reason for a period of 12 months.

POTENTIAL PAYMENTS UPON A CHANGE IN CONTROL

In addition to the accelerated vesting provisions provided in the named executive officers’ employment agreements, the agreements governing the named executive officers’ unvested stock options granted under the 2008 Plan provide for full accelerated vesting if the named executive officers’ employment is terminated by us without cause or if they resign for good reason, in either case, within 12 months following a change in control.

DIRECTOR COMPENSATION

While certain of our non-employee directors receive consulting fees under the terms of consulting agreements with our company, prior to our initial public offering we did not historically pay cash fees to our non-employee directors for their service on our board but did, from time to time, grant stock options to non-employee directors and founders to compensate them for their board service. Dr. Cautreels, our President and Chief Executive Officer, also serves on our board of directors but receives no additional compensation for this service.

In connection with our initial public offering, we adopted and our stockholders approved a compensation program for our non-employee directors under which each non-employee director receives the following amounts for their services on our board of directors:

Initial Equity Award. Upon a director’s initial election or appointment to our board of directors, the director receives an option to purchase 12,820 shares of our common stock, which award vests in substantially equal monthly installments over three years following the date of grant, subject to accelerated vesting upon a change in control.

Annual Equity Award. If a director has served on our board of directors for at least six months as of the date of an annual meeting of stockholders, the director receives an option to purchase 6,410 shares of our common stock on the date of the annual meeting, which award vests in a single installment on the earlier of the day before the next annual meeting or the first anniversary of the date of grant, subject to accelerated vesting upon a change in control.

Annual Retainer Fees. In addition to option grants, each director receives an annual retainer for service on our board of directors and additional fees for service on a committee of our board of directors as follows:

•	annual director fee of $35,000,

•	chairman of the board or lead independent director, $15,000,

•	chairman of the audit committee, $15,000,

•	audit committee member other than the chairman, $7,500,

•	chairman of the compensation committee, $10,000,

•	compensation committee member other than the chairman, $5,000,

•	chairman of the nominating and corporate governance committee, $7,500, and

•	nominating and corporate governance committee member other than the chairman, $3,500.

Director fees are paid in arrears in four equal quarterly installments not later than the fifteenth day following the final day of each calendar quarter, provided that the amount of each payment is prorated for any portion of a quarter that a director is not serving on our board. Each member of our board of directors is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which he or she serves.

The following table sets forth the compensation earned to our non-employee directors for their service on our board of directors during 2016.

2016 DIRECTOR COMPENSATION TABLE

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(2)	All other compensation ($)(3)	Total ($)
Omid Farokhzad, M.D.	20,319	—	110,000	130,319
Carl Gordon, Ph.D.	22,431	—	—	22,431
Peter Barton Hutt J.D., L.L.B., L.L.M.	23,750	—	—	23,750
Edwin M. Kania	28,819	—	—	28,819
Timothy Barabe (4)	17,981	99,633	—	117,614
Amir Nashat, Ph.D.	34,514	—	—	34,514
Aymeric Sallin, M.S.	21,111	—	—	21,111
Timothy Springer, Ph.D.	20,319	—	—	20,319
Robert Langer, Sc.D. (5)	—	—	33,750	33,750
Leysan Shaydullina, M.D. (5)	—	—	—	—
George Siber, M.D. (5)	—	—	20,100	20,100

(1)	Represents cash retainers earned for services rendered as members of the Board of Directors and related Committees.

(2)
Represents the aggregate grant date fair value of stock options computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For a description of the assumptions used in valuing these awards, see Note 12 to our consolidated audited financial statements included elsewhere in our 2016 Annual Report.

(3)
Represents compensation earned in 2016 under consulting agreements with the company. For Robert Langer and George Siber, the amounts represent those fees earned only for the period for which they were directors. For additional information regarding this agreement, see "Certain relationships and related party transactions"

(4)
Timothy Barabe was elected to the Board of Directors in July 2016 and as such received an initial stock option award of 12,820 shares which will vest in equal monthly installments over a three year period following the date of grant.

(5)	Drs. Langer, Shaydullina and Siber resigned from our board of directors in June 2016.

The table below shows the aggregate number of option awards (exercisable and unexercisable) held by each non-employee director as of December 31, 2016. None of our non-employee directors held stock awards in our company as of that date.

Name	Options outstanding at fiscal year end
Omid Farokhzad, M.D.	87,554
Carl Gordon, Ph.D.	—
Peter Barton Hutt J.D., L.L.B., L.L.M.	44,870
Edwin M. Kania	—
Timothy Barabe (3)	12,820
Amir Nashat, Ph.D.	—
Aymeric Sallin, M.S.	—
Timothy Springer, Ph.D.	—

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on our equity compensation plans as of December 31, 2016.

	Number of securities				Number of securities
	to be issued upon		Weighted-average		remaining available for
	exercise of outstanding		exercise price of		future issuance under
	stock options, warrants		outstanding options,		equity compensation
Plan category	and rights		warrants and rights		plans (1)
	(a)		(b)		(c)
Equity compensation plans approved by security holders (2)	2,128,346	(3)	7.09	(4)	939,317	(5)
Equity compensation plans not approved by security holders	—		—		—
Total	2,128,346		7.09		939,317

(1)
Pursuant to the terms of the 2016 Plan, the number of shares of common stock available for issuance under the 2016 Plan automatically increases on each January 1, until and including January 1, 2026, by an amount equal to the lesser of: (a) 4% of the shares of common stock outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our board of directors. Pursuant to the terms of the 2016 Employee Stock Purchase Plan (the “2016 ESPP”), the number of shares of common stock available for issuance under the 2016 ESPP automatically increases on each January 1, until and including January 1, 2026, by an amount equal to the lesser of: (a) 1% of the shares of common stock outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our board of directors.

(2)	Includes the 2016 Plan, the 2008 Plan and the 2016 ESPP.

(3)	Includes 1,665,384 outstanding options to purchase stock under the 2008 Plan and 462,962 outstanding options to purchase stock under the 2016 Plan.

(4)
As of December 31, 2016, the weighted-average exercise price of outstanding options under the 2008 Plan was $5.00 and the weighted-average exercise price of outstanding options under the 2016 Plan was $14.62.

(5)
Represents 18,947 shares available for issuance under the 2008 Plan, 747,294 shares available for issuance under the 2016 Plan and 173,076 shares available for issuance under the 2016 ESPP. To the extent outstanding stock options under the 2008 Plan are forfeited or lapse unexercised, the shares of common stock subject to such stock option awards will be available for issuance under the 2016 Plan. No purchase rights were outstanding under the 2016 ESPP as of December 31, 2016.

Security Ownership of Certain Beneficial Owners and Management

COMMON STOCK

The following table sets forth certain information with respect to holdings of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors, director nominees and executive officers as a group as of April 21, 2017, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 18,581,202 shares of Common Stock outstanding as of April 21, 2017. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 21, 2017 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 480 Arsenal Way, Watertown, MA 02472. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% Stockholders
Entities affiliated with Polaris Partners(1)	1,924,151	10.4%
Entities affiliated with OrbiMed Advisors LLC(2)	1,849,371	10.0%
TAS Partners LLC, and Leukon Partners, LP as affiliated entities (3)	1,692,234	9.1%
RUSNANO(4)	1,489,280	8.0%
Entities affiliated with Deerfield Mgmt, L.P. (5)	1,060,000	5.7%
NanoDimension L.P.(6)	1,052,864	5.7%
Named Executive Officers, Directors and Nominees
Werner Cautreels, Ph.D. (8)	454,292	2.4%
Lloyd Johnston, Ph.D.(9)	98,592	*
Earl Sands, M.D.(10)	52,569	*
Omid Farokhzad, M.D.(11)	427,215	2.3%
Carl Gordon, Ph.D.(2)	1,849,371	10.0%
Peter Barton Hutt (12)	41,027	*
Edwin M. Kania, Jr. (13)	847,124	4.6%
Amir Nashat, Ph.D.(1)	1,924,151	10.4%
Aymeric Sallin, M.S.(6)	—	—
Timothy Barabe(7)	3,567	*
Timothy Springer(3)	1,692,234	9.1%
Patrick Zenner	—	—

All executive officers, directors and director nominees as a group (14 persons)(14)	7,789,826	41.9%

*	Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
Based on a Schedule 13D filed with the SEC on July 7, 2016, consists of (i) 1,836,703 shares of common stock held by Polaris Venture Partners V, L.P., or PVP V, (ii) 19,990 shares of common stock underlying warrants exercisable within 60 days of April 21, 2017 held by PVP V, (iii) 35,793 shares of common stock held by Polaris Venture Partners Entrepreneurs’ Fund V, L.P., or PVPE V, (iv) 389 shares of common stock underlying warrants exercisable within 60 days of April 21, 2017 held by PVPE V, (v) 12,577 shares of common stock held by Polaris Venture Partners Founders’ Fund V, L.P., or PVPFF V, (vi) 136 shares of common stock underlying warrants exercisable within 60 days of April 21, 2017 held by PVPFF V, (vii) 18,364 shares of common stock held by Polaris Venture Partners Special Founders’ Fund V, L.P., or PVPSFF V and, together with PVP V, PVPE V, PVPFF V and PVPSFF V, the Funds, and (viii) 199 shares of common stock underlying warrants exercisable within 60 days of April 21, 2017 held by PVPSFF V. The general partner of each of the Funds is Polaris Venture Management Co., V, L.L.C., or PVM V. PVM V may be deemed to have sole voting and investment power with respect to the shares held by the Funds. Jonathan A. Flint and Terrance G. McGuire are managing members of PVM V and Dr. Amir Nashat, our director, is the holder of an assignee interest in PMV V. As a result, each of Messrs. Flint and McGuire and Dr. Nashat may be deemed to have shared voting and investment powers for the shares held by the Funds. Each such person disclaims beneficial ownership of all securities other than those he or she owns directly, if any, or by virtue of his or her indirect pro rata interest, as a member of PVM V, in the securities owned by the Funds. The address of the beneficial owners is c/o Polaris Partners, One Marina Park Drive, 10th Floor, Boston, Massachusetts, 02210.

(2)
Based on a Schedule 13D filed with the SEC on July 7, 2016, consists of (i) 1,825,415 shares of common stock held by OrbiMed Private Investments III, LP, or OPI III, (ii) 17,382 shares of common stock held by OrbiMed Associates III, LP, or Associates III and, together with OPI III, the OrbiMed Funds, and (iii) 6,574 shares of common stock underlying warrants exercisable within 60 days of April 21, 2017. OrbiMed Capital GP III LLC, or GP III, is the general partner of OPI III and OrbiMed Advisors LLC, or OrbiMed Advisors, is the managing member of GP III and the general partner of Associates III. Mr. Samuel D. Isaly is the managing member of and owner of a controlling interest in OrbiMed Advisors. By virtue of such relationships, GP III, OrbiMed Advisors and Mr. Isaly may be deemed to have shared voting and investment power over the shares held by OPI III and OrbiMed Advisors and Mr. Isaly may be deemed to have shared voting and investment power over the shares held by Associates III. Carl L. Gordon, a member of OrbiMed, is a member of the Company’s board of directors. Each of GP III, Associates III, OrbiMed, Mr. Isaly and Dr. Gordon disclaim beneficial ownership of the shares held by OPI III and Associates III, except to the extent of its or his pecuniary interest, if any. The mailing address of the beneficial owners is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(3)
Consists of (i) 445,576 shares of common stock held by TAS Partners, LLC, or TAS, (ii) 4,304 shares of common stock underlying warrants exercisable within 60 days of April 21, 2017 held by TAS, (iii) 1,237,028 shares of common stock held by Leukon Investments LP, or Leukon, and (iv) 5,326 shares of common stock underlying warrants exercisable within 60 days of April 21, 2017. LKST, Inc. is the general partner of Leukon. Timothy Springer, our director, is the president of LKST, Inc. and is also the manager of TAS. Mr. Springer disclaims beneficial ownership of the shares held by TAS and Leukon. Each of TAS and Leukon disclaim beneficial ownership of the shares held by the other. The address of TAS and Leukon is 36 Woodman Road, Chestnut Hill, MA 02467.

(4)
Based on a Schedule 13G filed with the SEC on July 5, 2016, consists of (i) 1,476,177 shares of common stock held by RUSNANO and (ii) 13,103 shares of common stock underlying warrants exercisable within 60 days of April 21, 2017 held by RUSNANO. RUSNANO is a joint stock company organized under the laws of the Russian Federation. The Russian Federation owns 100% of RUSNANO. RUSNANO is managed by RUSNANO Management Company LLC, the Executive Board of which has the power to vote and dispose of the securities held directly by RUSNANO below a certain amount, and is supervised by the Board of Directors of RUSNANO, which, along with the Executive Board of RUSNANO Management Company LLC, has the power to dispose of the securities held directly by RUSNANO above a certain amount. Anatoly Chubais, Vladimir Avetissian, German Pikhoya, Oleg Kiselev, Boris Podolsky and Yury Udaltsov, as the members of the Executive Board of RUSNANO Management Company LLC, and Arkadiy Dvorkovich, Anatoly Chubais, Igor Agamirzyan, Mikhail Alfimov, Oleg Fomichev, Andrey Ivanov, Denis Manturov, Vladislav Putilin, Pavel Teplukhin, Viktor Vekselberg and Ilya Yuzhanov, as the members of the Board of Directors of RUSNANO, may be deemed to have or share beneficial ownership of these securities. Each of them disclaims any such beneficial ownership. The address of each of RUSNANO and RUSNANO Management Company LLC is 10A prospect 60‑letiya Oktyabrya, Moscow, Russia 117036.

(5) Based on a Schedule 13G filed with the SEC on January 23, 2017, consists of (i) 465,082 shares of common stock held by Deerfield Partners, L.P. or Deerfield Fund, and (ii) 594,918 shares of common stock held by Deerfield International Master Fund, L.P., or Deerfield Master Fund. Deerfield Management Company, L.P. is the investment manager of each of Deerfield Fund and Deerfield Master Fund, collectively referred to as the Deerfield Funds. Deerfield Mgmt, L.P. is the general partner of each of the Deerfield Funds. Mr. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt, L.P. and Deerfield Management Company, L.P., collectively referred to as Deerfield Management.  Each of the Deerfield Management entities and Mr. James E. Flynn may be deemed to beneficially own the shares held by the Deerfield Funds. The address of the Deerfield Funds, the Deerfield Management entities and Mr. James E. Flynn is c/o Deerfield Management Company, L.P., 780 Third Avenue, 37th Floor, New York, NY 10017.

(6)
Based on a Schedule 13G filed with the SEC on February 24, 2017, consists of (i) 660,857 shares of common stock held by NanoDimension L.P., or ND LP, (ii) 350,000 shares of common stock held by NanoDimension L.P. II, or ND LP II, (iii) 35,000 shares of common stock held by NanoDimension Management Limited, or ND GP, and (iv) 7,007 shares of common stock underlying warrants exercisable within 60 days of April 21, 2017 held by ND LP. ND GP serves as the general partner of ND LP and possesses power to direct the voting and disposition of the shares owned by ND LP and may be deemed to have indirect beneficial ownership of the shares held by ND LP. NanoDimension II Management Limited, or ND GP II, serves as the general partner of ND LP II and possesses the power to direct the voting and disposition of the shares owned by ND LP2 II and may be deemed to have indirect beneficial ownership of the shares held by ND LP II. Jonathan Nicholson and Richard Coles are the members of the board of directors of ND GP and ND GP II and share voting and dispositive power over the shares held by ND LP and ND LP II. Aymeric Sallin is a member of the investment advisory committee of ND GP that provides investment recommendation to ND GP. Each such person disclaims beneficial ownership of the shares reported herein. The address for the beneficial owners is Governor’s Square, Unit 3‑213‑6, 23 Lime Tree Bay Ave, Grand Cayman, Cayman Islands KY1‑1302.

(7)	Includes 1,075 shares of common stock underlying outstanding stock options exercisable within 60 days of April 21, 2017.

(8)	Includes 153,089 shares of common stock underlying outstanding stock options exercisable within 60 days of April 21, 2017.

(9)	Includes 96,986 shares of common stock underlying outstanding stock options exercisable within 60 days of April 21, 2017.

(10)	Includes 52,569 shares of common stock underlying stock options exercisable within 60 days of April 21, 2017.

(11)
Includes (i) 11,534 shares of common stock underlying outstanding stock options exercisable within 60 days of April 21, 2017; (ii) 202,051 shares of common stock held by a family trust for which Dr. Farokhzad’s wife serves as trustee; and (iii) 25,626 shares of common stock held by BioDynamics Core, L.P., which is managed by BioDynamics, LLC, of which Dr. Farokhzad is a member. Dr. Farokhzad disclaims beneficial ownership over the shares held by the family trust.

(12)	Includes 41,027 shares of common stock underlying outstanding stock options exercisable within 60 days of April 21, 2017.

(13)
Consists of (i) 826,862 shares of common stock held of record by Flagship Ventures Fund 2007, L.P., or Flagship Ventures 2007, and (ii) 20,262 shares of common stock underlying warrants exercisable within 60 days of April 21, 2017 held of record by Flagship Ventures 2007. Flagship Ventures 2007 General Partner, LLC, or Flagship 2007 LLC, is the general partner of Flagship Ventures 2007 and Noubar B. Afeyan Ph.D. and Edwin M. Kania, Jr. are the managers of Flagship 2007 LLC. Flagship 2007 LLC, Dr. Afeyan and Mr. Kania may be deemed to share voting and investment power with respect to all shares held by Flagship Ventures 2007. Flagship 2007 LLC, Dr. Afeyan and Mr. Kania expressly disclaim beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address for Flagship Ventures 2007 is One Memorial Drive, 7th Floor, Cambridge, MA 02142.

(14)
Consists of (a) 6,984,009 shares of Common Stock and (b) 805,817 shares of common stock which the holders have the right to acquire pursuant to outstanding stock options and common stock warrants which are or will be immediately exercisable within 60 days of April 21, 2017.

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person has, had or will have a direct or indirect material interest. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock.
INITIAL PUBLIC OFFERING

On June 27, 2016, we completed our IPO in which we issued and sold an aggregate of 5,000,000 shares of common stock at a price to the public of $14.00 per share. On July 25, 2016, we sold an additional 289,633 shares of common stock to the underwriters pursuant to the exercise of their option to purchase additional shares of common stock at a price to the public of $14.00 per share. The following table sets forth the aggregate number of shares of our common stock acquired by beneficial owners of more than 5% of our common stock in our IPO.

Participants	Shares of Common Stock
5% or Greater Stockholders(1)
Entities affiliated with Polaris Partners(2)	150,000
RUSNANO	107,143
Entities affiliated with OrbiMed Advisors LLC(3)	550,000
NanoDimension L.P.	385,000
TAS Partners LLC and Leukon Partners, LP, as affiliated entities(4)	710,000

(1)
Additional details regarding these stockholders and their equity holdings are provided in this Annual Report under the caption “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

(2)
Represents shares acquired by Polaris Venture Partners Entrepreneurs’ Fund V, L.P., Polaris Venture Partners Founders’ Fund V, L.P., Polaris Venture Partners Special Founders’ Fund V, L.P. and Polaris Venture Partners V, L.P.

(3)	Represents shares acquired by OrbiMed Associates III, LP and OrbiMed Private Investments III, LP.

(4)	Represents shares acquired by Leukon Investments LP.
INVESTORS' RIGHTS AGREEMENT

We entered into an amended and restated investors’ rights agreement in April 2014, which was further amended in July 2014, August 2015 and June 2016 with our director, Omid Farokhzad, the holders of our preferred stock, including entities in which certain other of our directors or former directors are related, and certain other stockholders. The agreement provides for certain rights relating to the registration of such holders’ common stock, including shares issuable upon conversion of preferred stock, and a right of first refusal to purchase future securities sold by us.

CONSULTING AGREEMENTS

We have entered into consulting agreements with director Omid Farokhzad, former directors Robert Langer and George Siber, and Ulrich von Andrian, a prior beneficial owner of 5% of our capital stock. The consulting agreements provide for annual payments of $75,000 for each of Drs. Farokhzad, Langer and von Andrian and $36,000 for Dr. Siber. Dr. Siber also received stock options to purchase up to 123,140 shares of common stock at an exercise price equal to fair market value on the date of grant. Prior to the closing of our IPO on June 27, 2016, we also paid Dr. Farokhzad $35,000 for the year in addition to the annual $75,000 payment under his consulting agreement.

The consulting agreements for each of Drs. Farokhzad, Langer and von Andrian provide that we may terminate the agreements at any time, but must deposit with an escrow agent the consulting fees for the prior 90 days which would then be payable to the consulting party post-termination. The agreements may also be terminated without penalty by both parties upon mutual consent or by the consulting party with 30 days’ prior written notice. The consulting agreement for Dr. Siber provided that the agreement may be terminated by mutual consent of the parties or by either party upon 30 days’ prior written notice. Each agreement contains provisions regarding intellectual property assignment, confidentiality, noncompetition and nonsolicitation. Our consulting agreement with Dr. Siber terminated in June 2016.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with our named executive officers. For more information regarding these agreements, see the section in this proxy statement entitled “Executive and Director Compensation-Employment Agreements.”

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the year ended December 31, 2016.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2016, Peter Barton Hutt, Edwin Kania, Jr. and Aymeric Sallin, M.S. served as members of our Compensation Committee. Peter Barton Hutt served as chairperson of the Compensation Committee. No current member of our Compensation Committee is or has been our current or former officer or employee. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended December 31, 2016.

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 480 Arsenal Way, Watertown, MA 02472 in writing not later than December 26, 2017.

Stockholders intending to present a proposal at the 2018 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2018 Annual Meeting of Stockholders no earlier than the close of business on February 16, 2018 and no later than the close of business on March 18, 2018. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2018 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 16, 2018, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2018 Annual Meeting and not later than the close of business on the 90th day prior to the 2018 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. This cost includes support for the virtual Annual Meeting. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Selecta's Annual Report on Form 10-K

A copy of Selecta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 21, 2017 without charge upon written request addressed to:

Selecta Biosciences, Inc.
Attention: Corporate Secretary
480 Arsenal Way
Watertown, MA 02472

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2016 at www.selectabio.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ONLINE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ David Abraham
David Abraham
Chief Compliance Officer, General Counsel and Corporate Secretary

Watertown, Massachusetts
April 25, 2017

SELECTA BIOSCIENCES, INC.
480 ARSENAL WAY
WATERTOWN, MA 02472

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SELB**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E27425-E27425 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SELECTA BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Timothy Springer, Ph.D.
02) Patrick Zenner

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the appointment of Ernst & Young LLP as Selecta Biosciences, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Form 10-K are available at www.proxyvote.com.

E27426-E27425

SELECTA BIOSCIENCES, INC.
Annual Meeting of Stockholders
June 16, 2017 9:00 AM, Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Selecta Biosciences, Inc. hereby appoint(s) Werner Cautreels, Ph.D. and David Abraham, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of SELECTA BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Time on June 16, 2017, by means of remote communication as authorized by Section 211(a) of the General Corporation Law of the State of Delaware, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

V.1.1